Property, Plant and Equipment, Net - Schedule of Property, Plant and Equipment, Net (Details) - USD ($)	Mar. 31, 2020		Sep. 30, 2019		Sep. 30, 2018
Subtotal	$ 11,096,576		$ 10,597,600		$ 3,930,773
Less: accumulated depreciation	(1,238,079)		(1,099,548)		(920,041)
Property, plant and equipment, net	9,858,497		9,498,052		3,010,732
Buildings [Member]
Subtotal	577,123		573,184		595,734
Machinery, Equipment and Furniture [Member]
Subtotal	1,888,068		1,848,703		1,707,746
Motor Vehicles [Member]
Subtotal	168,046		166,899		173,251
Construction in Progress [Member]
Subtotal	$ 8,463,339	[1]	$ 8,008,814	[1]	$ 1,454,042

[1]	Construction-in-progress ("CIP") represents direct costs of construction incurred for the Company's manufacturing facilities. On August 16, 2017, the Company's VIE, Xi'an App-Chem Bio("Tech")Co.,Ltd. started to construct a new manufacturing plant in Tongchuan City ("Tongchuan Project") ,Shaanxi Province, with total budget of RMB 95 million (approximately $13.4 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. As of March 31, 2020, the Company has spent approximately RMB57.2 million (approximately $8.1 million) on the construction of the main body of the manufacturing plant and future minimum capital expenditure on this CIP project is estimated to be approximately $5.4 million, among which approximately $3.8 million is required for the next 12 months (see Note 16). From April 2020 up to the date of this filing, due to the impact of COVID-19, the Company did not invest additional capital expenditure on this CIP project. The construction of this new manufacturing facility is expected to be fully completed and put into production by March 2022.